Exhibit 99.2

News Release

Ritchie Bros. Announces Senior Notes Offerings to Partially Fund Euro Auctions Acquisition

VANCOUVER, BC – December 6, 2021 – Ritchie Bros. Auctioneers Incorporated (NYSE & TSX: RBA, “Ritchie Bros.”), today announced that it intends to commence an offering for approximately $935 million aggregate principal amount of the following two series of senior notes subject to market conditions:

(1)       US dollar-denominated Senior Notes due 2031 (the “USD notes”) to be issued by Ritchie Bros. Holdings Inc., a Washington corporation and wholly-owned subsidiary of Ritchie Bros; and

(2)       Canadian dollar-denominated Senior Notes due 2029 (the “Canadian notes” and, together with the USD notes, the “Notes”) to be issued by Ritchie Bros. Holdings Ltd., a Canadian federal corporation and wholly-owned subsidiary of Ritchie Bros.

Ritchie Bros. intends to use the net proceeds from the offering of the Notes, together with proceeds from its delayed-draw term loan and cash on hand or available under its revolving facilities, to fund the consideration payable in the previously announced acquisition of Euro Auctions Limited (“Euro Auctions”), William Keys & Sons Holdings Limited (“WKS Holdings”), Equipment & Plant Services Ltd (“EPSL”) and Equipment Sales Ltd (“ESL” and together with Euro Auctions, WKS Holdings, and EPSL, the “Target Companies”) and related fees and expenses. The gross proceeds from the offering, together with additional amounts from cash on hand or borrowings from our existing credit facilities to prefund accrued interest, will be held in an escrow account pending the consummation of the acquisition of the Target Companies.

The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the U.S. in reliance on Regulation S of the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and accordingly, any offer and sale of the securities in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.

This news release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

News Release

About Ritchie Bros.:

Established in 1958, Ritchie Bros. (NYSE and TSX: RBA) is a global asset management and disposition company, offering customers end-to-end solutions for buying and selling used heavy equipment, trucks and other assets. Operating in a number of sectors, including construction, transportation, agriculture, energy, mining, and forestry, the company’s selling channels include: Ritchie Bros. Auctioneers, the world’s largest industrial auctioneer offering live auction events with online bidding; IronPlanet, an online marketplace with weekly featured auctions and providing the exclusive IronClad Assurance® equipment condition certification; Marketplace-E, a controlled marketplace offering multiple price and timing options; Ritchie List, a self-serve listing service for North America; Mascus, a leading European online equipment listing service; Ritchie Bros. Private Treaty, offering privately negotiated sales; and sector-specific solutions GovPlanet, TruckPlanet, and Kruse Energy. The Company’s suite of solutions also includes Ritchie Bros. Asset Solutions and Rouse Services LLC, which together provides a complete end-to-end asset management, data-driven intelligence and performance benchmarking system; SmartEquip, an innovative technology platform that supports customers’ management of the equipment lifecycle and integrates parts procurement with both OEMs and dealers; plus equipment financing and leasing through Ritchie Bros. Financial Services.

Caution Regarding Forward Looking Statements

This news release contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities legislation (collectively, "forward-looking statements"), including, in particular, statements regarding Ritchie Bros.’ ability to consummate the proposed Notes offering and, if consummated, Ritchie Bros.’ ability to satisfy the conditions in the Acquisition agreement and financing commitment and consummate the transactions on the anticipated timeline, or at all, the U.S. dollar cost of the purchase price which the agreement states in British pounds, the benefits and synergies of the Acquisition, future opportunities for the combined businesses of Ritchie Bros. and the Target Companies, future financial and operational results, personnel matters and any other statements regarding events or developments that Ritchie Bros. believes or anticipates will or may occur in the future. Forward-looking statements are statements that are not historical facts and are generally, although not always, identified by words such as "expect", "plan, "anticipate", "project", "target", "potential", "schedule", "forecast", "budget", "estimate", "intend" or "believe" and similar expressions or their negative connotations, or statements that events or conditions "will", "would", "may", "could", "should" or "might" occur. All such forward-looking statements are based on the opinions and estimates of management as of the date such statements are made. Forward-looking statements necessarily involve assumptions, risks and uncertainties, certain of which are beyond Ritchie Bros.' control, including risks and uncertainties related to: general economic conditions and conditions affecting the industries in which Ritchie Bros. and the Target Companies operate; obtaining regulatory approvals in connection with the Acquisition; each of Ritchie Bros.' and the Target Companies' ability to satisfy the conditions in the Acquisition agreement and financing commitment and consummate the transactions on the anticipated timetable, or at all; Ritchie Bros.' ability to successfully integrate the Target Companies' operations and employees with Ritchie Bros.' existing business; the ability to realize anticipated growth, synergies and cost savings in the Acquisition; the maintenance of important business relationships; the effects of the Acquisition on relationships with employees, customers, other business partners or governmental entities; transaction costs; deterioration of or instability in the economy, the markets Ritchie Bros. serves or the financial markets generally; currency fluctuations; as well as the risks and uncertainties set forth in Ritchie Bros.' Annual Report on Form 10-K for the year ended December 31, 2020, and Ritchie Bros.’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, each of which are available on the SEC, SEDAR, and Ritchie Bros.' websites. The foregoing list is not exhaustive of the factors that may affect Ritchie Bros.' forward-looking statements. There can be no assurance that forward-looking statements will prove to be accurate, and actual results may differ materially from those expressed in, or implied by, these forward-looking statements. Forward-looking statements are made as of the date of this news release and Ritchie Bros. does not undertake any obligation to update the information contained herein unless required by applicable securities legislation. For the reasons set forth above, you should not place undue reliance on forward-looking statements.

News Release

For more information, please contact:

Ian Malinski

Media Relations Manager

+1.778.331.5432

CorpComm@rbauction.com

For investor inquiries, please contact:

Sameer Rathod

Vice President, Investor Relations & Market Intelligence

+1.510.381.7584

srathod@ritchiebros.com